UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Tender Offer

On July 17, 2024, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), issued a press release announcing that Summit Midstream Holdings, LLC (“Holdings”) and Summit Midstream Finance Corp. (together with Holdings, the “Issuers”), which are subsidiaries of the Partnership, commenced a tender offer for any and all of the Issuers’ outstanding 8.500% Senior Secured Second Lien Notes due 2026. A copy of the related press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Redemption

On July 17, 2024, the Issuers delivered a conditional redemption notice with respect to all of their outstanding 5.75% Senior Notes due 2025 (the “2025 Notes”). Assuming the satisfaction of the conditions therein, the 2025 Notes will be redeemed on August 16, 2024. This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the 2025 Notes or any other securities.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such document.

Item 8.01 Other Events.

On July 17, 2024, the Partnership issued a press release announcing that, subject to market and other conditions, Holdings intends to offer for sale $500.0 million in aggregate principal amount of new senior secured second lien notes due 2029 in a private offering to eligible purchasers that is exempt from registration under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 17, 2024.
99.2	Press Release, dated July 17, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	July 17, 2024	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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